 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 21, 2026
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Washington Boulevard
6th Floor
Stamford, CT 06902
(Address of principal executive offices) (Zip Code)
(914) 641-2000
(Registrant's telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On May 21, 2026, the Company held its Annual Meeting. There were 79,595,414 shares of common stock represented at the meeting, which was approximately 89.03% of the shares of common stock that were entitled to vote at the meeting. The following votes were taken at the Annual Meeting.
1.Election of Directors. At the Annual Meeting, the ten nominees whose names are set forth below were elected as directors to serve until the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Kevin Berryman	75,501,558	127,038	52,342	3,914,476
Maggie Chu	75,378,284	253,154	49,500	3,914,476
Donald DeFosset, Jr.	74,540,622	1,083,402	56,914	3,914,476
Douglas G. DelGrosso	75,261,925	365,767	53,246	3,914,476
Mary Laschinger	75,460,727	168,902	51,309	3,914,476
Nazzic S. Keene	75,246,340	383,369	51,229	3,914,476
Rebecca A. McDonald	74,194,370	1,431,533	55,035	3,914,476
Christopher O'Shea	75,292,630	335,896	52,412	3,914,476
Luca Savi	75,557,763	73,763	49,412	3,914,476
Sharon Szafranski	75,343,537	287,331	50,070	3,914,476

2.Ratification of Appointment of the Independent Registered Public Accounting Firm. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was ratified by the following vote: 77,366,547 shares for the proposal, 2,167,187 shares against the proposal and 61,680 shares abstaining.

3.Advisory Vote on 2025 Named Executive Officer Compensation. The proposal for approval, on an advisory basis, of the 2025 compensation of the Company’s named executive officers was approved by the following vote: 73,164,515 shares for the proposal, 2,391,899 shares against the proposal, 124,524 shares abstaining and 3,914,476 broker non-votes.
There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

May 26, 2026	By:	/s/ Lori B. Marino
		Name:	Lori B. Marino
		Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary
(Authorized Officer of Registrant)